FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2022
Disclosure of notes and other explanatory information [Abstract]
FINANCIAL RISK MANAGEMENT	FINANCIAL RISK MANAGEMENT
1)    Financial risk factors
Ternium’s activities expose the Company to a variety of risks: market risk (including the effects of changes in foreign currency exchange rates, interest rates and commodities prices), credit risk and liquidity risk.
Ternium’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the financial performance. Ternium’s subsidiaries may use derivative financial instruments to hedge certain risk exposures.
1.1) Market Risk
(i) Foreign exchange rate risk
Ternium operates and sells its products in different countries, and as a result is exposed to foreign exchange rate volatility. Ternium’s subsidiaries may use derivative contracts in order to hedge their exposure to exchange rate risk derived from their trade and financial operations.
Ternium’s foreign exchange policy is to minimize the negative impact of fluctuations in the value of other currencies with respect to the U.S. dollar. Ternium’s subsidiaries monitor their short-term net cash flows in currencies other than the U.S. dollar and analyze potential hedging according to market conditions. This hedging can be carried out by netting positions or by financial derivatives. However, regulatory or legal restrictions in the countries in which Ternium’s subsidiaries operate, could limit the possibility of the Company carrying out its hedging policy.
Ternium has foreign operations, whose net assets are exposed to foreign currency translation risk, some of which may impact net income.
The following table shows a breakdown of Ternium’s assessed financial position exposure to currency risk as of December 31, 2022.

Exposure to functional currency	$ million

EU euro (EUR)	(29)
Argentine peso (ARS)	(22)
Mexican peso (MXN)	(260)
Brazilian real (BRL)	39
Colombian peso (COP)	(94)
Other currencies	(2)

The main relevant exposures correspond to:
(a)Argentine peso vs. U.S. dollar
If the Argentine peso had weakened by 1% against the U.S. dollar, it would have generated a pre tax gain of $0.2 million and a pre tax loss of $3.2 million as of December 31, 2022 and 2021, respectively.
(b)Mexican peso vs. U.S. dollar
If the Mexican peso had weakened by 1% against the U.S. dollar, it would have generated a pre-tax gain of $2.6 million and $12.5 million as of December 31, 2022 and 2021, respectively.

(c)Colombian peso vs. U.S. dollar
If the Colombian peso had weakened by 1% against the U.S. dollar, it would have generated a pre-tax gain of $0.9 million and $0.5 million as of December 31, 2022 and 2021, respectively.
28.    FINANCIAL RISK MANAGEMENT (continued)

(d) Brazilian real vs. U.S. dollar
If the Brazilian real had weakened by 1% against the U.S. dollar, it would have generated a pre-tax loss of $0.4 million and $0.5 million as of December 31, 2022 and 2021, respectively.

We estimate that if the Argentine peso, Mexican peso, Colombian peso and Brazilian real had weakened simultaneously by 1% against the U.S. dollar with all other variables held constant, total pre-tax income for the year would have been $3.3 million higher ($9.4 million higher as of December 31, 2021), as a result of foreign exchange gains/losses on translation of U.S. dollar-denominated financial position, mainly local currency cash, trade receivables, trade payables, tax credits and liabilities, lease liabilities, borrowings and other liabilities.
Considering the same variation of the currencies against the U.S. dollar of all net investments in foreign operations amounting to $725.7 million, the currency translation adjustment included in total equity would have been $7.2 million lower, arising mainly from the adjustment on translation of the equity related to the Brazilian real during the year 2022.
(ii) Interest rate risk
Ternium manages its exposure to interest rate volatility through its financing alternatives and hedging instruments. Borrowings issued at variable rates expose the Company to the risk of increased interest expense in the event of a raise in market interest rates, while borrowings issued at fixed rates expose the Company to a variation in its fair value. The Company’s interest-rate risk mainly arises from long-term borrowings that bear variable-rate interest that could be partially fixed through different derivative transactions, such as interest rate swaps.
Ternium’s nominal weighted average interest rate for its debt instruments, which do not include neither the effect of derivative financial instruments, nor the devaluation of the local currencies, was 6.21% and 1.45% as of December 31, 2022 and 2021, respectively. These rates were calculated using the rates set for each instrument in its corresponding currency and weighted using the dollar-equivalent outstanding principal amount of each instrument.
Ternium’s total variable interest rate debt amounted to $737 million (71.4% of total borrowings) at December 31, 2022 and $1,304 million (88.2% of total borrowings) at December 31, 2021.
If interest rates on the aggregate average notional of U.S. dollar denominated borrowings held during 2022, excluding borrowings with derivatives contracts mentioned in Note 21 (a), had been 100 basis points higher with all other variables held constant, total pre-tax income for the year ended December 31, 2022 would have been $12.1 million lower ($17.3 million lower as of December 31, 2021).
Effect of IBOR reform
Reform and replacement of various inter-bank offered rates (‘IBORs’) has become a priority for regulators. Most IBOR rates stopped being published by December 31, 2021, while certain U.S. dollar LIBOR rates would stop being published by June 30, 2023.
Ternium started the transition to alternative interest rate benchmarks in some of its outstanding loans during 2022. During the first half of 2023, Ternium will continue with the transition to the alternative interest rates benchmark (mostly SOFR) for the remaining outstanding loans that continued to be based in U.S. dollar LIBOR rates as of December 31, 2022. All newly transacted floating rate financial liabilities will be linked to an alternative benchmark rate (e.g. SOFR + spread adjustments).
Under any specific requests of any of its counterparties in these outstanding borrowings, Ternium will negotiate to perform a transition of legacy IBOR-based financial instruments to alternative benchmark interest rates. The Company has prepared a sensitivity analysis considering this situation and concluded that no material impacts could derive from this change. The Company is also enhancing its IT systems and internal processes to ensure smooth transition from IBOR to alternative benchmark interest rates.
1.2) Credit risk
Credit risk arises from cash and cash equivalents, deposits with banks and financial institutions, as well as credit exposures to customers, including outstanding receivables and committed transactions. Ternium’s subsidiaries have credit guidelines in place to ensure that derivative and treasury counterparties are limited to high credit quality financial institutions.
Ternium invests in financial assets with a minimum credit rating of investment grade established by an international qualification agency renowned in the financial market, in line with corporate investment portfolio policies. Approximately 59.9% of the Company’s liquid financial assets correspond to investment grade rated instruments as of December 31, 2022, in comparison with approximately 57.3% as of December 31, 2021. The investments in financial assets are as follows:

	At December 31, 2022	At December 31, 2021

Cash and cash equivalents	1,653,355	1,276,605

Other Investments - Current and Non-Current	1,975,490	1,357,485
Fixed Income (time-deposit, zero-coupon bonds, commercial papers)	576,784	863,416
Deposit certificates	204,802	710,996
Commercial papers	323,386	92,729
Other	48,596	59,691
Bonds and other fixed income	1,395,853	490,806
Non - U.S. government securities	651,633	367,333
U.S. government and corporate securities	744,220	123,473
Other notes	2,853	3,263

Ternium has no significant concentrations of credit risk from customers. No single customer accounts for more than ten percent of Ternium’s sales. Ternium’s subsidiaries have policies in place to ensure that sales are made to customers with an appropriate credit history, and that credit insurances, letters of credit or other instruments are requested to reduce credit risk whenever deemed necessary. The subsidiaries maintain allowances for potential credit losses. The utilization of credit limits is regularly monitored.
Trade and other receivables are carried at face value less allowance for doubtful accounts, if applicable. This amount does not differ significantly from fair value. The other receivables do not contain significant impaired assets.
As of December 31, 2022, trade receivables total $1,180.7 million ($1,767.4 million as of December 31, 2021). These trade receivables are collateralized by guarantees under letter of credit and other bank guarantees of $0.1 million ($30.3 million as of December 31, 2021), credit insurance of $520.6 million ($800.1 million as of December 31, 2021) and other guarantees of $7.0 million ($8.4 million as of December 31, 2021).
As of December 31, 2022, trade receivables of $1,089.1 million ($1,681.5 million as of December 31, 2021) were fully performing.
As of December 31, 2022, trade receivables of $101.5 million ($95.4 million as of December 31, 2021) were past due (mainly up to 180 days).
The amount of the allowance for doubtful accounts was $9.9 million as of December 31, 2022 ($9.5 million as of December 31, 2021).
28.    FINANCIAL RISK MANAGEMENT (continued)´

The carrying amounts of the Company’s trade and other receivables as of December 31, 2022, are denominated in the following currencies:

Currency	$ million

US dollar ($)	1,102
EU euro (EUR)	25
Argentine peso (ARS)	26
Mexican peso (MXN)	594
Brazilian real (BRL)	338
Colombian peso (COP)	76
Other currencies	1

2,162
1.4)    Capital risk
Ternium seeks to maintain an adequate debt/equity ratio considering the industry and the markets where it operates. The year-end ratio debt over debt plus equity is 0.07 and 0.11 as of December 31, 2022 and 2021, respectively. The Company does not have to comply with regulatory capital adequacy requirements as known in the financial services industry.
2)    Financial instruments by category and fair value hierarchy level
The accounting policies for financial instruments have been applied to the line items below. According to the scope and definitions set out in IFRS 7 and IAS 32, employers’ rights and obligations under employee benefit plans, and non-financial assets and liabilities such as advanced payments and income tax payables, are not included.

As of December 31, 2022 (in $ thousands)	Amortized cost	Assets at fair value through profit or loss	Assets at fair value through OCI	Total

(i) Assets as per statement of financial position
Receivables	197,686	—	—	197,686
Derivative financial instruments	—	227	—	227
Trade receivables	1,180,689	—	—	1,180,689
Other investments	483,209	96,428	1,395,853	1,975,490
Cash and cash equivalents	880,402	772,953	—	1,653,355

Total	2,741,986	869,608	1,395,853	5,007,447

As of December 31, 2022 (in $ thousands)	Liabilities at fair value through profit or loss	Amortized cost	Total

(ii) Liabilities as per statement of financial position
Other liabilities	—	64,968	64,968
Trade payables	—	1,102,264	1,102,264
Derivative financial instruments	505	—	505
Finance lease liabilities	—	239,149	239,149
Borrowings	—	1,031,865	1,031,865

Total	505	2,438,246	2,438,751

As of December 31, 2021 (in $ thousands)	Amortized cost	Assets at fair value through profit or loss	Assets at fair value through OCI	Total

(i) Assets as per statement of financial position
Receivables	202,123	—	—	202,123
Derivative financial instruments	—	4,353	—	4,353
Trade receivables	1,767,425	—	—	1,767,425
Other investments	621,831	244,848	490,806	1,357,485
Cash and cash equivalents	584,076	692,529	—	1,276,605

Total	3,175,455	941,730	490,806	4,607,991

As of December 31, 2021 (in $ thousands)	Liabilities at fair value through profit or loss	Amortized cost	Total

(ii) Liabilities as per statement of financial position
Other liabilities	—	56,595	56,595
Trade payables	—	1,078,448	1,078,448
Derivative financial instruments	1,889	—	1,889
Finance lease liabilities	—	259,621	259,621
Borrowings	—	1,479,038	1,479,038

Total	1,889	2,873,702	2,875,591
28.    FINANCIAL RISK MANAGEMENT (continued)
Fair Value by Hierarchy
Following the requirements contained in IFRS 13, Ternium categorizes each class of financial instrument measured at fair value in the statement of financial position into three levels, depending on the significance of the judgment associated with the inputs used in making the fair value measurements:
–Level 1 comprises financial assets and financial liabilities whose fair values have been determined on the basis of quoted prices (unadjusted) in active markets for identical assets or liabilities.
–Level 2 includes financial assets and financial liabilities for which fair values have been estimated using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices).
–Level 3 comprises financial instruments for which inputs to estimate fair value of the assets or liabilities are not based on observable market data (unobservable inputs).
The following table presents the assets and liabilities that are measured at fair value as of December 31, 2022 and 2021:

	Fair value measurement as of December 31, 2022 (in $ thousands):
Description	Total	Level 1	Level 2	Level 3 (*)

Financial assets at fair value through profit or loss / OCI
Cash and cash equivalents	772,953	772,953	—	—
Other investments	1,492,281	1,283,284	164,980	44,017
Derivative financial instruments	227	—	227	—

Total assets	2,265,461	2,056,237	165,207	44,017

Financial liabilities at fair value through profit or loss / OCI
Derivative financial instruments	505	—	505	—

Total liabilities	505	—	505	—

	Fair value measurement as of December 31, 2021 (in $ thousands):
Description	Total	Level 1	Level 2	Level 3 (*)

Financial assets at fair value through profit or loss / OCI
Cash and cash equivalents	692,529	692,529	—	—
Other investments	735,654	668,056	39,777	27,821
Derivative financial instruments	4,353	—	4,353	—

Total assets	1,432,536	1,360,585	44,130	27,821

Financial liabilities at fair value through profit or loss / OCI
Derivative financial instruments	1,889	—	1,889	—

Total liabilities	1,889	—	1,889	—
(*) The fair value of financial instruments classified as level 3 is not obtained from observable market information, but from measurements of the asset portfolio at market value provided by the fund manager. The evolution of such instruments during the years ended December 31, 2022 and 2021, corresponds to the initial investment and to the changes in its fair value, as follows:.

	Guarantee fund companies	Non - U.S. government securities	Corporate securities

At December 31, 2021	3,263	7,863	16,695
Disinvestment	(74)	(2,237)	(12,502)
Interest accrued	—	(1,578)
Changes in fair value	2,158	875	(339)
Reclassifications	—	36,240
Net foreign exchange gain	(2,493)	—	(3,854)
At December 31, 2022	2,854	41,163	—
28.    FINANCIAL RISK MANAGEMENT (continued)
There were no significant transfers between Level 1 and Level 2 of the fair value hierarchy, there were no transfers from Level 1 to Level 3 and there were transfers of Non-U.S. Government securities from Level 2 to Level 3.
The fair value of financial instruments traded in active markets is based on quoted market prices at the reporting date. A market is regarded as active if quoted prices are readily and regularly available from an exchange, dealer, broker, industry group, pricing service, or regulatory agency, and those prices represent actual and regularly occurring market transactions on an arm’s length basis. The quoted market price used for financial assets held by Ternium is the current mid price. These instruments are included in Level 1 and comprise primarily corporate and sovereign debt securities.
The fair value of financial instruments that are not traded in an active market (such as certain debt securities, certificates of deposits with original maturity of more than three months, forward and interest rate derivative instruments) is determined by using valuation techniques which maximize the use of observable market data when available and rely as little as possible on entity specific estimates. If all significant inputs required to value an instrument are observable, the instrument is included in Level 2. Ternium values its assets and liabilities included in this level using mid prices, interest rate curves, broker quotations, current exchange rates and forward rates volatilities obtained from market contributors as of the valuation date.
If one or more of the significant inputs are not based on observable market data, the instruments are included in Level 3. Ternium values its assets and liabilities in this level using observable market inputs, information provided by fund managers and management assumptions which reflect the Company’s best estimate on how market participants would price the asset or liability at measurement date.
3)    Accounting for derivative financial instruments and hedging activities
Derivative financial instruments are initially recognized in the statement of financial position at cost and subsequently measured at fair value. Changes in fair value are disclosed under “Other financial income (expenses), net” line item in the income statement. Ternium does not hedge its net investments in foreign entities.
Ternium designates certain derivatives as hedges of a particular risk associated with a recognized asset or liability or a highly probable forecast transaction. These transactions are classified as cash flow hedges (mainly interest rate swaps). The effective portion of the fair value of derivatives that are designated and qualify as cash flow hedges is recognized within other comprehensive income. Amounts accumulated in other comprehensive income are recognized in the income statement in the same period than any offsetting losses and gains on the hedged item. The gain or loss relating to the ineffective portion is recognized immediately in the income statement. The fair value of Ternium derivative financial instruments (asset or liability) continues to be reflected on the statement of financial position.
For transactions designated and qualifying for hedge accounting, Ternium documents at inception the relationship between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. The Company also documents its assessment, both at hedge inception and on an ongoing basis, of whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. At December 31, 2022, there is no outstanding effective portion of designated cash flow hedges.
28.    FINANCIAL RISK MANAGEMENT (continued)
The fair values of various derivative instruments used for hedging purposes are disclosed in Note 21. The full fair value of a hedging derivative is classified as a non-current asset or liability when the remaining maturity of the hedged item is more than 12 months and as a current asset or liability when the remaining maturity of the hedged item is less than 12 months.
Changes in the fair value of any derivative instruments that do not qualify for hedge accounting under IAS 39 are recognized immediately in the income statement.
4)    Fair value estimation
The estimated fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.
For the purpose of estimating the fair value of financial assets and liabilities with maturities of less than one year, the Company uses the market value less any estimated credit adjustments. For other investments, the Company uses quoted market prices.
As most borrowings incorporate floating rates that approximate market rates and the contractual repricing occurs mostly every one month, the fair value of the borrowings approximates their carrying amount and it is not disclosed separately.
In assessing the fair value of derivatives and other financial instruments, Ternium uses a variety of methods, including, but not limited to, estimated discounted value of future cash flows using assumptions based on market conditions existing at each year end.